Exhibit 3.1

                                                           Document Number
                                                           20070058635-46
                                                           --------------------
                                                           Filing Date and Time
                                                           01/26/2007 8:11AM
                                                           --------------------
                                                           Entity Number
                                                           E0075552007-5
                                                           --------------------
                                                           Filed in the
                                                           office of
                                                           /s/ Ross Miller
                                                           Ross Miller
                                                           Secretary of State

-------------------------------------------------------------------------------

              ROSS MILLER
              Secretary of State
/State Seal/  101 North Carson Street, Suite 3
              Carson City, Nevada 89701-4299
              (775) 684 5708
              Website: secretaryofstate.biz

                         ------------------------
                         /     Articles of      /
                         /    Incorporation     /
                         / (PURSUANT TO NRS 78) /
                         ------------------------


1. Name of Corporation:          JAMAICA JIM, INC.
   --------------------

2. Resident Agent Name and       STATE AGENT & TRANSFER SYNDICATE, INC.
   Street Address:               --------------------------------------------
   (must be a Nevada address     Name
   where process may be
   served)                       112 CURRY STREET                 CARSON CITY
   -------------------------     --------------------------------------------
                                 Street Address                      City

                                 NEVADA   89703
                                          ----------
                                          Zip Code

3. Shares:                       Number of shares
   (number of shares             with par value:  10,000,000
   corporation                                    ----------
   authorized to issue)
   --------------------          Par Value per share:  $.001
                                                       ------
                                 Number of shares
                                 without par value:     0
                                                    --------

4. Names, Addresses,
   Number of Board of
   Directors/Trustees:
   -------------------
                                 1. JAMES L. SILVESTER
                                    -----------------------------------------
                                    Name

                                    102 LAKESIDE DRIVE
                                    -----------------------------------------
                                    Street Address

                                    STEPHENS CITY      VA      22655
                                    -----------------  ------  --------------
                                    City               State   Zip Code

5. Purpose: (optional-           The purpose of this Corporation shall be:
    see instructions)            TO ENGAGE IN ANY LEGAL AND LAWFUL BUSINESS
                                 ACTIVITIES
    -----------------            --------------------------------------------

6. Names, Address                JAMES L. SILVESTER    /s/ James L. Silvester
   and Signature of              --------------------  ----------------------
   Incorporator:                 Name                      Signature
   (attach additional page
   if there is more than 1       102 LAKESIDE DRIVE
   incorporator)                 --------------------------------------------
   -----------------------       Address

                                 STEPHENS CITY        VA      22655
                                 -------------------  ------  ---------------
                                 City                 State   Zip Code

7. Certificate of                I, hereby accept appointment as Resident
   Acceptance of                 Agent for the above named corporation.
   Appointment of
   Resident Agent:               /s/ T. Alishid                      1/25/07
   ---------------               ----------------------------------- ----------
                                 Authorized Signature of R.A. or     Date
                                 On Behalf of R.A. Company

This form must be accompanied by the appropriate fees.

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